Prepaid Expenses and other receivable	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Allrites Holdings Pte Ltd And Subsidiaries [Member]
Prepaid Expenses and other receivable

Note 5 — Prepaid Expenses and other receivable

Prepaid expenses and other receivable primarily consisted of minimum guarantees as outlined in the agreements and overage of estimated payments for usage. As of June 30, 2024 and December 31, 2023, total prepayments to sellers for content was approximately $15,000 and $22,000, respectively.

Note 5 — Prepaid Expenses and other receivable

Prepaid expenses and other receivable primarily consisted of minimum guarantees as outlined in the agreements and overage of estimated payments for usage. As of December 31, 2023 and 2022, total prepayments to sellers for content was approximately $22,000 and $120,000, respectively.